SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549


                                  FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


Date of Report:  January 30, 1997
Date of earliest event reported:  January 30, 1997


                                ASHLAND INC.
  (Exact name of registrant as specified in its charter)


                                  Kentucky
               (State or other jurisdiction of incorporation)

       1-2918                                        61--0122250
(Commission File Number)                           (I.R.S. Employer
                                                    Identification No.)


1000 Ashland Drive, Russell, Kentucky                    41169
(Address of principal executive offices)               (Zip Code)


P.O. Box 391, Ashland, Kentucky                          41114
     (Mailing Address)                                 (Zip Code)


Registrant's telephone number, including area code (606) 329-3333





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Item 5.  Other Events

     On January 30, 1997, the Board of Directors of Ashland Inc. announced that Ashland will proceed toward an initial public offering of less than 20 percent of Ashland Exploration, Inc., a wholly-owned subsidiary, subject to certain contingencies. This transaction would likely occur in the late spring or summer. The initial public offering would likely be followed by the tax-free spin off of Ashland's remaining ownership in Ashland
Exploration to Ashland Inc. shareholders once an appropriate ruling is received from the Internal Revenue Service.

     The foregoing summary of the attached press release is qualified in its entirety by the complete text of such document, a copy of which is attached hereto.

Item 7. Financial  Statements and Exhibits
     (c) Exhibits
          99  Press Release

                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  ASHLAND INC.
                                        -----------------------------------
                                                  (Registrant)



Date:  January 30, 1997                    /s/ James G. Stephenson
                                        -----------------------------------
                                        Name:    James G. Stephenson
                                        Title:   Vice President - Law

                              Exhibit Index

Exhibit No.                                                 Page No.

    99   Press Release of Ashland Inc.                         5
         dated January 30, 1997